THE OBERWEIS FUNDS

Emerging Growth Fund (OBEGX)

China Opportunities Fund (OBCHX)

International Opportunities Fund (OBIOX)

Asia Opportunities Fund (OBAOX)

(the “Funds”)

Supplement dated November 28, 2014

To the Prospectus for the Funds

and the Summary Prospectus for each Fund, dated May 1, 2014

Effective January 1, 2015, the Emerging Growth Fund will become a global fund, investing without limit in U.S. and non-U.S. companies, including Chinese securities acquired through the Shanghai-Hong Kong Stock Connect. In addition, the China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect. Accordingly, the Prospectus and the Summary Prospectus of each Fund, as applicable, are revised as follows:

The following disclosure is added to the first paragraph under “Principal Investment Strategies” on page 8 of the Prospectus and page 1 of the Summary Prospectus for the Emerging Growth Fund:

The Fund may invest without limit in U.S. and non-U.S. companies. The non-U.S. companies in which the Fund invests may be securities of companies in developed or developing (or emerging) markets.

The following risk disclosure is added under “Principal Risks” on page 9 of the Prospectus and page 2 of the Summary Prospectus for the Emerging Growth Fund:

Risks Associated with Non-U.S. Companies—Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Market Risks—In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

RMB Currency Risk.    The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

The following replaces the Average Annual Total Returns table on page 10 of the Prospectus and page 3 of the Summary Prospectus for the Emerging Growth Fund:

Average Annual Total Returns (for the Periods Ended December 31, 2013)	1 Year	5 Years	10 Years
Oberweis Emerging Growth Fund
Return Before Taxes	56.71%	23.60%	4.26%
Return After Taxes on Distributions	56.71%	23.60%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares	32.10%	19.49%	3.46%
MSCI ACWI Small Cap Index (reflects no deduction for fees, expenses or taxes)*	28.66%	20.72%	10.31%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	38.82%	20.08%	9.07%

* The MSCI ACWI Small Cap Index is replacing the Russell 2000 Growth Index and the Russell 2000 Index. OAM believes the MSCI ACWI Small Cap Index is a more appropriate benchmark index given the Emerging Growth Fund’s investment strategy of investing in U.S. and non-U.S. small-sized companies.

The following risk disclosure is added under “Principal Risks” on pages 20, 28 and 34 of the Prospectus for the China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund, respectively, and page 2 of each Summary Prospectus for the China Opportunities Fund, International Opportunities Fund and Asia Opportunities Fund:

RMB Currency Risk.    The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Under “Principal Investment Strategy of the Domestic Funds” and “Principal Risks of Investing in the Domestic Funds” on page 40 and on page 42, respectively, of the Prospectus, all references to the Emerging Growth Fund are removed.

The following risk disclosure is added under “Principal Risks of Investing in the International Funds” on page 43 of the Prospectus:

RMB Currency Risk.    The Funds may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China. Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Funds may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Funds may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

The following disclosure is added on page 46 of the Prospectus before “Other Investment Policies and Risks”:

Principal Investment Strategy of the Emerging Growth Fund

The Emerging Growth Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value. The Emerging Growth Fund invests in the securities of relatively small companies, including without limit, both U.S. and non-U.S. companies. The non-U.S. companies in which the Emerging Growth Fund invests may be securities of companies in developed or developing (or emerging) markets.

1.        The Emerging Growth Fund in particular seeks to invest in those companies which OAM considers to have above-average long-term growth potential based on its analysis of eight factors, which OAM calls the “Oberweis Octagon.” These factors are:

2.        Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. At least 30% growth in revenues in the latest quarter for companies in the Emerging Growth Fund.

3.        Extraordinarily rapid growth in pre-tax income. At least 30% growth in pre-tax income in the latest quarter for companies in the Emerging Growth Fund. There should also be rapid growth in earnings per share.

4.        There should be a reasonable price/earnings ratio in relation to the company’s underlying growth rate. In order to be considered for investment, companies in the Emerging Growth Fund must generally have a price/earnings ratio not more than one-half of the company’s growth rate.

5.        Products or services that offer the opportunity for substantial future growth. Such growth generally either stems from products in newer, high growth markets or products with the potential to grow market share within an existing market. In the latter case, such products typically grow market share due to competitive advantages over other market offerings. Examples of such advantages include new technologies, patents and niche market positions with high barriers to competitive entry.

6.        Favorable recent trends in revenue and earnings growth, ideally showing acceleration.

7.        Reasonable price-to-sales ratio based on the company’s underlying growth prospects and profit margins.

8.        A review of the company’s financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

9.        High relative strength in the market, in that the company’s stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines for evaluating the many companies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.

Although securities of a particular company may be eligible for purchase by more than one Fund, OAM may determine at any particular time to purchase a security for one Fund but not another.

Principal Risks of Investing in the Emerging Growth Fund

The biggest risk is that the Emerging Growth Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Emerging Growth Fund primarily invests in equity securities with the objective of maximum capital appreciation. If you are considering investing in the Fund, remember that it is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation. Investment in common stocks, particularly in common stocks of small- and medium-size companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. The Fund discourages short-term trading in its shares. Dividends are expected to be minimal and there can be no assurance that the Fund’s objective will be met.

An investment in the Emerging Growth Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small-sized Company Risk—Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Risks Associated with Non-U.S. Companies—Investments by the Fund in the securities of non-U.S. issuers involve certain additional investment risks different from those of U.S. issuers. These risks include: possibility of political or economic instability of the country of issue, possibility of disruption to international trade patterns, possibility of currency risk, possibility of currency exchange controls, imposition of foreign withholding taxes, seizure or nationalization of foreign deposits or assets, and adoption of adverse foreign government trade restrictions. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage in certain countries may result in higher brokerage fees.

Emerging Market Risks—In addition to the risks associated with non-U.S. companies in developing or emerging markets, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could affect investments in those countries. In addition, political and economic structures in emerging markets countries may be new and developing rapidly, which may cause instability. Emerging markets countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

RMB Currency Risk.    The Fund may invest in Chinese securities acquired through the Shanghai-Hong Kong Stock Connect (“China Connect Securities”) with Renminbi (“RMB”), the official currency of China.

Similar to other foreign currencies, the exchange rate of the RMB may rise or fall. There is no guarantee that the RMB will not depreciate. The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The Fund may have to convert the dollar into RMB when investing in Chinese Connect Securities and vice versa for any payments in RMB from transactions in the China Connect Securities. The Fund may incur currency conversion costs (being the spread between buying and selling of the RMB) and subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Investment Style Risk—There is no assurance that the common stocks of companies selected using the “Oberweis Octagon” investment criteria will achieve long-term growth in market value.

In the first paragraph under “Other Investment Policies and Risks” on page 46 of the Prospectus, the reference to the Emerging Growth Fund is removed.

Under “Other Investment Policies and Risks” beginning on page 46 of the Prospectus, the second, third and sixth paragraphs are replaced as follows:

Foreign Securities—Investments in foreign securities may involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure and financial reporting requirements in some countries. The International Funds primarily invest in foreign securities and the Emerging Growth Fund invests in foreign securities, and the associated risks of such investment are discussed in each Fund’s Summary. While investment in foreign securities is not a current focus of the Domestic Funds, each Domestic Fund may invest to a limited extent in foreign equity and debt securities.

Restricted Securities and Illiquid Securities—Each of the Domestic Funds and the Emerging Growth Fund may invest up to 5% of its total assets in securities that are not readily marketable. These include repurchase agreements with maturities of seven days or more, and securities of unseasoned issuers that have been in continuous operation for less than three years. Each Domestic Fund and the Emerging Growth Fund also may invest up to 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as “restricted securities”); provided, however, that the Fund’s investments in illiquid securities do not exceed 15% of its net assets. Each of the International Funds may invest up to 15% of its net assets in securities that are not readily marketable, including restricted securities and equity-linked certificates. The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, a Fund may have to dispose of restricted securities at less desirable prices or at prices lower than the Fund valued the securities. A Fund may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, restricted securities and equity-linked certificates may be treated as exempt from each Fund’s limitation on illiquid securities.

Repurchase Agreements—As a means of earning income on idle cash, each Fund may enter into repurchase agreements. This technique involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. A Fund cannot enter into repurchase agreements in excess of 25% of its total assets and each of the Domestic Funds and the Emerging Growth Fund cannot invest more than 5% of its total assets in repurchase agreements with maturities of seven days or more. Each of the International Funds cannot invest in repurchase agreements with maturities of seven days or more if, taken together with all other illiquid securities in the Fund’s portfolio, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Under “MANAGEMENT OF THE FUNDS” beginning on page 49 of the Prospectus, all references to the “Domestic Funds” is replaced with the “Domestic Funds and Emerging Growth Fund.”

Under “Pricing of Fund Shares” beginning on page 61 of the Prospectus, the first sentence of the third paragraph is replaced as follows:

The International Funds and the Emerging Growth Fund may use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a non-U.S. security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event that has occurred between the close of the exchange or market on which the security is principally traded and the close of the New York Stock Exchange (“NYSE”).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THE OBERWEIS FUNDS

3333 Warrenville Road Suite 500

Lisle, Illinois 60532

1-800-245-7311